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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                              Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2)).

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-12

                              BANCWEST CORPORATION
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

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                        Please date, sign and mail your
                   instruction card back as soon as possible!


                               September 20, 2001




       **  Please fold and detach card at perforation before mailing.  **


                        CONFIDENTIAL VOTING INSTRUCTIONS
                            FOR BANCWEST CORPORATION
                     SPECIAL MEETING -- SEPTEMBER 20, 2001

     These confidential voting instructions are provided for the Special Meeting of Stockholders of BancWest Corporation (the "Corporation"), to be held at 9:00 a.m. on September 20, 2001, in the Board Room, 30th Floor, First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, and for any adjournments or postponements thereof.

     I instruct Putnam Fiduciary Trust Company, as trustee of the BancWest Corporation Future Plan and the BancWest Corporation Defined Contribution Plan, to vote all shares of BancWest Corporation Common Stock allocated to my accounts in those plans (1) as set forth on the reverse side of this card as to Proposal 1, and (2) in the judgment of the trustee or its proxy holder as to any other business which may properly come before the meeting or any adjournments or postponements of the special meeting. However, these instructions do not authorize the trustee to vote such shares on any proposal to adjourn or postpone the special meeting for the purpose of soliciting further proxies in favor of the adoption of the merger agreement.

     If no instruction card is submitted to the trustee, such shares will not be voted.


                                    Please mark, sign, date and return this card
                                       promptly, using the enclosed envelope.


                           DATE: ______________

                           __________________________________________________
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                           SIGNATURE (Continued on Other Side)

                           NOTE: You should sign exactly as your name appears hereon, but minor discrepancies in such signature will not invalidate these instructions.